BRINGING ENERGY AND THE ENVIRONMENT INTO HARMONY.®



Howard Weil 39th Annual Energy Conference
New Orleans, LA
March 30, 2011

DRESSER-RAND.

Disclosure

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements so long as such information is identified as forward-looking and is accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in the information.

The use of words such as “may”, “might”, “will”, “should”, “expect”, “plan”, “outlook”, “anticipate”, “believe”, “estimate”, "appear", “project”, “intend”, “future”, “potential” or “continue”, and other similar expressions are intended to identify forward-looking statements.

All of these forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, industry, strategy or actual results to differ materially from the forward-looking statements.

These risks and uncertainties may include those discussed in the Company’s most recent filings with the Securities and Exchange Commission, and other factors which may not be known to us. Any forward-looking statement speaks only as of its date. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

BRINGING ENERGY AND THE ENVIRONMENT INTO HARMONY.®



Company Overview

DRESSER-RAND®

Global Supplier of Energy Infrastructure Solutions

- Approximately 83% of sales for the twelve months ended 12/31/10 of $2 billion from energy infrastructure and oil field spending.

2010 Revenue by Business Segment


New Units
49%
Aftermarket
Parts & Services
51%

2010 Revenue by Destination


Asia Pacific /
Southern Asia
17%
North America
35%
Middle East/Africa
15%
Europe
21%
Latin America
12%

Future growth fueled by markets outside of North America

DRESSER-RAND

Dresser-Rand Investment Highlights

- Well positioned to benefit from continuing energy infrastructure investment:
  - Traditional oil & gas upstream and downstream growth opportunities
  - Emerging market opportunities (Environmental applications)
- Sustainable Competitive Advantages:
  - Strong value proposition – leading technology, business processes
  - Largest Installed Base
  - Most Extensive Service Network
  - More than 50 Alliances – Validation of strong value proposition
- Unique Business Model Characteristics:
  - Flexible manufacturing model – enhances ability to maintain new unit margins
  - Proven dependable high margin aftermarket ~ 65% operating income tied to installed base
  - Low capital intensity

Strong relative performance in both up and down cycles – supports strong cash flows

Capitalizing on Market Dynamics

- We have taken a 20 year view of markets with the following expectations:
  - Major growth in oil & gas will come from outside the US
  - National Oil Companies will become increasingly prominent in supply decisions
  - The ability to provide goods and services locally will be critical
  - There will be a growing emphasis on renewables and environmentally "friendly" technologies which require high speed rotating equipment (leverage existing capabilities)

Base Business Enablers

- Continued focus on operational excellence
- Creation of Environmental SBU
- Focus on midstream initiative
- Small bolt-on acquisitions
- Create engineering support center in India
- Expand Alliancing with NOCs and more non-US clients
- Ongoing product development (product upgrades, core technology improvements, aftermarket solutions)
- Focus on applied technology business development (non-DRC aftermarket)

Growth Accelerators

- Technology platform extensions
  - Integrated Compression System (ICS) marinization
  - Steam turbine efficiency
  - Supersonic compression technology
- Strategic infrastructure build out where localization is a client priority
  - Brazil, Russia, China, India, Saudi Arabia, Kazakhstan
- Substantive contiguous / complementary product platform acquisitions – high speed rotating equipment

...Opportunity to significantly increase the rate of profitable growth



New Units

DRESSER-RAND.

Fundamentals Drive Energy Infrastructure Investment

New Units

- Population and economic growth
- Maturation of production fields worldwide
- Growing natural gas demand
- Regulatory and environmental initiatives worldwide
- Government support for renewable energy sources
- Aging installed base of equipment
- Increased outsourcing of equipment maintenance and operations

Global marketed energy consumption grows by 49% through 2035
Most of this growth occurs in non-OECD Asia and the Middle East

Source: IEA Estimate

New Units - Served Industry Market (SIM)

New Units


Served Industry Market (SIM)
2010
Total SIM ~$8 billion
Served Industry Market (SIM)
2015
Total SIM ~$15 billion
Oil and Gas
Upstream
Midstream
Downstream
Environmental
CHP
CAES
Biomass
Other
Other Industries

	CAGR '10 - '15
Energy Infrastructure:	
Upstream	12%
Midstream	8%
Downstream	8%
Oil & Gas	10%

	CAGR '10 - '15
Environmental:	
CHP	18%
CAES	NA
Biomass	10%
Other	17%

	CAGR '10 - '15
Other Industries	10%
Total SIM	12%

Source: Dresser-Rand

DRESSER-RAND

Traditional Market Opportunities

Upstream



- Offshore production / FPSO (100+ next 5 yrs.)
- Tracking ~ 60 LNG projects (more than 20 FLNG)
- Strategic Alliances with Samsung Heavy Industries and Samsung Techwin

Midstream



- Pipelines & storage (growth in Asia, China, India, US)
- Coal bed methane & shale opportunities
- Acquisitions strengthen position (Arrow; Enginuity; Compressor Renewal Services)

Downstream



- ~ 10 million bpd of refining capacity in FEED / planning (Latin America, Middle East, India, China)
- Transportation fuels expected to grow > 50% by 2025
- Opportunity for DRC is approximately $50 million of equipment for every 200,000 bpd

Emerging Market Opportunities

Subsea



ICS - “Only-In-Class” - DATUM derivative technology / close coupled motor / proprietary separation technology

1st commercial order – topside Petrobras P-18

CAES



Experience & Technology - Only operating installation in North America

Potential to combine with wind and solar

Tracking ~ 20 projects (100 MW ~ $50MM opportunity)

CO2 Sequestration



DRC has a significant amount of installed horsepower worldwide compressing CO2

Large emerging market - 100 projects per year by 2020

~ $2 billion per year in compressor equipment needed

Driven by pending carbon policy legislation

Ramgen supersonic compressor technology

DRESSER-RAND.

Leveraging Product Platforms Across Energy Infrastructure Markets

New Units

Product Technology Platforms	Oil and Gas Market				Environmental Market					
	U/S	M/S	D/S	EOR	CHP	Bio Mass	CSP	WTE	CAES	CCS
Centrifugal	x	x	x	x					x	x
Reciprocating	x	x	x	x	x			x		
Axial			x						x	
DATUM I & ICS	x	x	x	x						x
Ramgen			x	x						x
Gas Turbines	x	x	x	x	x			x		
Steam Turbines	x		x		x	x	x	x		
Expanders			x						x	
Controls	x	x	x	x	x	x	x	x	x	x
Rotary Separators	x	x	x	x						x

Key
- U/S: Upstream
- M/S: Midstream
- D/S: Downstream
- EOR: Enhanced Oil Recovery
- CHP: Combined Heat & Power
- CSP: Concentrated Solar Power
- WTE: Waste to Energy
- CAES: Compressed Air Energy Storage
- CCS: Carbon Capture & Storage



100 % product technology overlap

BRINGING ENERGY AND THE ENVIRONMENT INTO HARMONY.®



Aftermarket

DRESSER-RAND

Aftermarket

Market Drivers



- Recovery to stable markets
  - Clients regain confidence and resume spending
- IOC to NOC transition
  - NOCs are more reliant on complete service providers
- Changing client demographics
  - Increased outsourcing due to diminishing internal expertise
  - Client focused on total cost control
- Increase in installed base due to extended and strong new equipment bookings
  - Facilitates installation opportunities and lifetime service contracts
- Opportunities for “bolt-on” acquisitions are improving
  - Market conditions make targets for small acquisition more available
- Environmental regulations / controls (NESHAP)
  - Expanding portfolio of technologies and solutions

DRESSER-RAND

Aftermarket – Serve Industrial Market (SIM)


2010
Market Size: $ 10+ B
Market Share: < 10%
2015
Market Size: $ 15+ B
Market Share: < 14%
Turbo, Recip, Steam
D-R
Non D-R
Minimal Investment
GT
D-R
Non D-R

Growth initiatives lead the way for continued growth in service volumes

DRESSER-RAND.

Source: Dresser-Rand; note Client Spend included in the categories above

Dependable Aftermarket

(Revenue $ in Millions)


$1,000
$750
$500
$250
$0
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10
New leadership team
Implemented growth strategy

- ~ 9% CAGR past 9 years
- Key Initiatives:
  - Installed Base Census
  - Sales Entitlement Model
  - Technology
  - Ongoing expansion of service center footprint
  - Service Contracts
  - Leverage Alliances
  - Applied Technology
  - Since '05 IPO:
    - Added 15 Service Centers
    - Acquired 8 companies

DRC Captures ~ 10% of Traditional Market Opportunity

BRINGING ENERGY AND THE ENVIRONMENT INTO HARMONY.®







Financial Overview

DRESSER-RAND.

Financial Snapshot

Strong Financial Performance



Operating Income % of Sales
Revenues
$2.4
$1.9
$1.4
16%
12%
8%
2006
2007
2008
2009
2010

Low Capital Intensity

- **NWC as a % of sales averaged 1.6% 2006–2010**
  - Custom-engineered equipment
  - ~6 to 15 month cycle time
  - Customer advance payments and progress payments finance working capital
- **Capex as a % of sales averaged 1.5% 2006–2010**
  - Manufacturing strategy allows for low capital expenditures
  - Aftermarket segment low capital intensity

Result: Significant Free Cash Flow



$1000
$800
$600
$400
$200
$0
2006
2007
2008
2009
2010
Free Cash Flow
Cumulative FCF

Flexible manufacturing
+ dependable aftermarket
+ low capital intensity
= strong cash flow generation

DRESSER-RAND.

Under-leveraged Balance Sheet



Net debt to capital
60%
47%
34%
21%
8%
-5%
56%
45%
32%
14%
20%
11%
-3%
Dec. 04
Dec. 05
Dec. 06
Dec. 07
Dec. 08
Dec. 09
Dec. 10



Net debt to EBITDA
5.0
3.9
2.8
1.7
0.6
-0.5
4.8
2.7
1.4
0.6
0.6
0.3
-0.2
Dec. 04
Dec. 05
Dec. 06
Dec. 07
Dec. 08
Dec. 09
Dec. 10

Following 2004 LBO used FCF to pay down debt

BRINGING ENERGY AND THE ENVIRONMENT INTO HARMONY.®



Acquisition of Grupo Guascor S.L.

DRESSER-RAND

Guascor Group (GG) - Outstanding Strategic Fit & Compelling Financial Opportunity

- **Consistent with Strategy presented at 11/11/2010 Investor/Analyst Day**
  - GG gas and diesel engine technology can:
    - Enhance DRC product portfolio for traditional oil and gas markets
    - Extend aftermarket opportunity to installed base of GG engines
    - Increase DRC product sales through GG's market channels
  - Consistent business models – smooth integration
- **Accelerates projected 5 year financial results by approximately 1 year – starting in 2012**
  - Enterprise value ~ $690 million including assumption of $172 million net debt
  - Significant synergies ~ $30 million operating income run rate by year 3 after closing
  - Immediately accretive – at least $0.05 and $0.40 per share expected in 2011 and 2012, respectively
  - Plan to close transaction in 2Q11 subject to closing conditions which may not be satisfactorily obtained

BRINGING ENERGY AND THE ENVIRONMENT INTO HARMONY®

DRESSER-RAND

GG - Overview

- Private industrial company founded 1966
- Headquarters Vitoria-Gasteiz, Spain
- ~1,300 employees
- Customized energy solutions based upon reciprocating engine based power systems and renewable energy
- Estimated 2010 revenues and adjusted EBITDA ~ $413 million and $65 million, respectively
- Three Lines of Business:
  - **Power Systems**: Engine business comprising industrial applications principally for power generation solutions
  - **Energy Assets and O&M Services**: Ownership, operation and maintenance of energy plants
  - **Renewables**: Active in project development for solar based power generation solutions. NOT a manufacturer of solar components

2010 Estimated Revenues by Business


Power Systems (Engine & Parts) $153
Energy Assets / O&M Services $202
Renewables $58
Engines based revenues > 90%
Renewables based revenues < 10%

Leveraging Product Platforms Across Energy Infrastructure Markets



Product Technology Platforms

Enhanced w/ GG (Engines)

Product Technology Platforms	Oil & Gas Market: U/S	M/S	D/S	EOR	Environmental Market: CHP	Bio-mass	CSP	WTE	CAES	CCS
Centrifugal	√	√	√	√					√	√
Reciprocating	√	√	√	√	√			√		
Axial			√						√	
DATUM & ICS	√	√	√	√						√
Engines	√	√	√	√	√	√		√		
Ramgen			√	√						√
Gas Turbines	√	√	√	√	√			√		
Steam Turbines	√		√		√	√	√	√		
Expanders			√						√	
Controls	√	√	√	√	√	√	√	√	√	√
Rotary Separators	√	√	√	√						√

Key:

- U/S: Upstream
- M/S: Midstream
- D/S: Downstream
- EOR: Enhanced Oil Recovery
- CHP: Combined Heat & Power
- CSP: Concentrated Solar Power
- WTE: Waste to Energy
- CAES: Compressed Air/Energy Storage
- CCS: Carbon Capture & Storage

100% Product Technology Overlap

Continued Focus on Operational Excellence

From 11/11/2010 Investor/Analyst presentation

Potential to Accelerate to 2014 with GG!

	2001	2009	2015E
Revenue (in millions)	$887	$2,290	>$4000
Revenue ($/ft²)	$225	$575	>$1000
Total labor hours (in millions	3.0	4.5	>8.5
- Subcontract & outsourced hours	~zero	0.5	>3.3
Operating income (in millions)	$21	$349	>$700
EPS ($/share)	NA	$2.57	>$5

A critical success factor is continued operational discipline

DRESSER-RAND

Cumulative Total Shareholder Return



Potential Impact of GG acquisition
Use of Excess Free Cash Flow
$600
$400
$200
$0
Buy backs, acquisitions and dividends
Accelerated case
Base case
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Use excess cash and balance sheet to enhance shareholder value

DRESSER-RAND.

Indexed returns based on $100 investment on August 5, 2005 (DRC IPO date)

Balance Sheet Strength – Key Ratios

(Pro-forma ratios assumes GG acquisition closes as though effective as of 12/31/10)



60%
50%
40%
30%
20%
10%
0%
-10%
Net Debt to Capital
6.0
5.0
4.0
3.0
2.0
1.0
0.0
(1.0)
Net Debt to adjusted EBITDA
Potential to rapidly de-lever – ability to further accelerate growth
Pro-forma to include GG
2004
2005
2006
2007
2008
2009
2010
2010
2011
2012
2013
2014
2015
Net debt to capital
Net debt to EBITDA

Rapid rebuild of financial capacity

DRESSER-RAND.

Summary

- Strong end markets in Oil and Gas

  +
- Emerging environmental opportunities

  +
- Dependable aftermarket growth

  +
- Targeted strategic initiatives (Technology/Infrastructure)

  =
- **~ 15% Revenue and 25% EPS CAGR through 2014 with Guascor**

  +
- Excess Free Cash Flow (Acquisitions/Stock Buyback/Dividend)

  =
- **Additional Stockholder Value**

BRINGING ENERGY AND THE ENVIRONMENT INTO HARMONY.®







www.dresser-rand.com

info@dresser-rand.com

DRESSER-RAND.